UNITED STATES

SECURITIES AND EXCHANGE COMMISSIONWASHINGTON, DC  20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Soliciting Material Pursuant to §240.14a-12.

ClearOne Communications, Inc.

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CLEARONE COMMUNICATIONS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 5, 2012

The Annual Meeting of Shareholders of ClearOne Communications, Inc., a Utah corporation, will be held at 9:00 a.m., local time, on Monday, November 5, 2012, at our corporate offices, 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

The following describes the purpose of the Annual Meeting:

1.

To elect five members of our Board of Directors;

2.

To ratify the appointment of the Company's independent public accountants;

3.

To amend the Articles of Incorporation to change the name of the Company from ClearOne Communications, Inc. to ClearOne, Inc.

4.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only shareholders of record at the close of business on October 2, 2012 are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting and vote in person.  However, to ensure your representation at the meeting, you are urged to vote as promptly as possible, whether via the Internet, by telephone, or, by marking, signing, dating, and returning the enclosed proxy in the postage-prepaid envelope enclosed for that purpose.  Any shareholder attending the meeting may vote in person even if such shareholder has previously submitted a proxy. If you need to obtain directions on how to attend the Annual Meeting and vote in person, please contact our corporate offices at (801) 975-7200.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Shareholders to be held on November 5, 2012. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly accessible website. Our Proxy Statement and Annual Report for the fiscal year ended December 31, 2011 are available at our corporate website and may be accessed at www.clearone.com under “Investor Relations”.

Sincerely,

Narsi NarayananCorporate Secretary

Salt Lake City, Utah

October 3, 2012

CLEARONE COMMUNICATIONS, INC.

5225 Wiley Post Way, Suite 500

Salt Lake City, Utah 84116

____________________

PROXY STATEMENT

____________________

ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 5, 2012

____________________

General

The accompanying proxy is solicited on behalf of ClearOne Communications, Inc., a Utah corporation (the “Company”), by the Board of Directors for use at our 2012 Annual Meeting of Shareholders to be held at the corporate offices of the company, 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah on November 5, 2012 at 9:00 a.m., local time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying notice.

These proxy solicitation materials will be distributed on or about October 15, 2012 to all shareholders entitled to vote at the meeting.

Record Date and Shares Outstanding

Shareholders of record at the close of business on October 2, 2012 are entitled to notice of, and to vote at, the meeting.  On the record date, 9,175,774 shares of common stock were issued and outstanding.

Voting of Proxies

By completing and submitting the proxy (whether over the internet, by telephone, or by signing, dating and mailing the accompanying proxy card), the shareholder authorizes Zeynep Hakimoglu, Chairman and Chief Executive Officer, and Narsi Narayanan, Corporate Secretary, as designated on the face of the proxy, to vote all shares for the shareholder.  All proxies that are properly completed and submitted will be voted as the shareholder directs.  If no direction is given, executed proxies will be voted FOR the election of each of the nominees set forth in this proxy statement, FOR the ratification of the appointment of the Company’s independent public accountants and FOR amendment of the Articles of Incorporation to change the name of the Company from ClearOne Communications, Inc. to ClearOne, Inc.

Vote Required for Approval

A quorum must be present at the meeting in order for the shareholders to take official action.  Under Utah law and our Articles of Incorporation and Bylaws, a quorum will exist if a majority of the total number of shares entitled to vote are present, in person or by proxy.  Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum.  The election of directors and the amendment of Articles of Incorporation are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers.  Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.  The ratification of the appointment of the Company’s independent public accountants is considered a routine matter for which brokerage firms may vote un-instructed shares.

Each holder of common stock will be entitled to one vote for each share of common stock held on the record date.  In the election of directors, shareholders will not be allowed to cumulate their votes.   Assuming that a quorum is present, the election of directors will be determined by plurality vote. The proposals to ratify the appointment of McGladrey LLP to serve as our independent public accountants for the year ending December 31, 2012 and to amend the Articles of Incorporation to change the name of the Company from ClearOne Communications, Inc. to ClearOne, Inc. requires that the votes cast in favor of the proposals must exceed the votes cast against the proposals.  Abstentions and broker non-votes will not affect the outcome of the election of directors or the proposals to ratify the appointment of the Company’s independent public accountants and amend the Articles of Incorporation.   Any other matter properly presented for approval by the shareholders at the Annual Meeting will generally be approved if the number of votes cast in favor of a matter exceeds the number of votes cast in opposition.  With respect to any such matter, abstentions and broker non-votes are not likely to affect the outcome of a vote on such matter.  The Company is not currently aware of any other matters to be presented at the Annual Meeting.

  The Board of Directors recommends that an affirmative vote be cast in favor of all nominees listed in this proxy statement, the ratification of the appointment of the Company’s independent public accountants and the amendment of the Articles of Incorporation to change the name of the Company from ClearOne Communications, Inc. to ClearOne, Inc.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to our Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Solicitation

We will pay the cost of this solicitation.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers, and employees, without additional compensation, personally or by telephone, facsimile, or e-mail.

Annual Report and Other Matters

Our 2011 Annual Report on Form 10-K, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.  The information contained in the “Audit and Compliance Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, a printed copy of our 2011 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, to each shareholder of record as of the record date that requests a copy in writing.  Any such requests should be directed to our Corporate Secretary at our corporate offices set forth in this proxy statement.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our articles of incorporation and bylaws provide that our Board of Directors shall consist of not less than three nor more than nine members as the Board of Directors or our shareholders shall determine from time to time.  The Board of Directors has currently fixed the number of directors at five.  The term of each of our directors expires at the 2012 Annual Meeting.  We have nominated all five existing directors for election at the meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.  In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by our Board of Directors.  The Board of Directors has no reason to believe any nominee will be unable or will decline to serve as a director.

The Board of Directors unanimously recommends a vote “for” election of the nominees named herein.

Nominees for Director

The following table set forth certain information regarding our directors and nominees for directors.

Name	Age	Position	Director Since
Zeynep “Zee” Hakimoglu	59	Chairman, Chief Executive Officer, and President	2006
Brad R. Baldwin	57	Director (1)(2)(3)	1988
Larry R. Hendricks	69	Director (1)(2)(3)	2003
Scott M. Huntsman	47	Director (1)(2)(3)	2003
E. Bryan Bagley	48	Director	2009

_______________________

(1)

Member of the Audit and Compliance Committee

(2)

Member of the Compensation Committee

(3)

Member of the Nominating Committee

Zee Hakimoglu has served as a director of our company since April 2006.  Ms. Hakimoglu joined our company in December 2003 with more than 15 years of executive and senior-level, high-tech management experience and was appointed as President and Chief Executive Officer in July 2004 and Chairman of the Board in July 2007.  She served in a variety of executive business development, product marketing, and engineering roles including Vice President of Product Line Management for ClearOne from December 2003 to July 2004.  Prior to joining ClearOne, Ms. Hakimoglu served as Vice President of Product Line Management for Oplink Communications, a publicly traded developer of fiber optic subsystems and components from December 2001 to December 2002; President of OZ Optics USA, a manufacturer of fiber optic test equipment and components from August 2000 to November 2001; and various management positions including Vice President of Wireless Engineering and Vice President of the Wireless Business Unit for Aydin Corp., a telecommunications equipment company, formerly traded on the New York Stock Exchange from May 1982 until it was acquired in September 1996.  She also was Vice President of Business Development for Kaifa Technology from October 1998 to August 2000 and was instrumental in its acquisition by E-Tek Dynamics, then again acquired by JDS Uniphase.  Through these acquisitions, she held the role of Deputy General Manager of the Kaifa Technology business unit.  Ms. Hakimoglu earned a Bachelor of Science Degree in Physics from California State College, Sonoma, and a Master’s Degree in Physics from Drexel University.  In light of Ms. Hakimoglu’s rich experience in the high-tech industry and her unique and extensive understanding of ClearOne’s business, our Board has concluded that Ms. Hakimoglu should continue to serve as a director.

Brad R. Baldwin has served as a director of our company since October 1988.  Mr. Baldwin is an attorney licensed to practice in Utah.  Since April 2009, Mr. Baldwin has served as general counsel to the Wasatch Front Regional Multiple Listing Service (“WFRMLS “).  The WFRMLS currently assists over 12,000 brokers, agents and appraisers with their MLS needs and services.  From April 2001 to April 2009, he served as an attorney and investment real estate specialist with the commercial real estate business with Commerce CRG in Salt Lake City, Utah.  From 1988 to 2000, he served as legal counsel and president of Bank One, Utah.  He also practiced business, corporate and real estate law for ten years in Salt Lake City.  He has a degree in finance from the University of Utah and a law degree from the University of Washington.  He has served on the board of many community organizations, including the Salt Lake Area Chamber of Commerce, the Utah Bankers Association, and the Economic Development Corporation of Utah.  In light of Mr. Baldwin’s legal background and unique understanding of our business due to his long service on our Board, the Board has concluded that Mr. Baldwin should continue to serve as a director.

Larry R. Hendricks has served as a director of our company since June 2003.  Mr. Hendricks is a Certified Public Accountant who retired in December 2002 after serving as Vice President of Finance and General Manager of Daily Foods, Inc., a national meat processing company.  During his 30-year career in accounting, he served as a self-employed CPA and worked for the international accounting firm Peat Marwick & Mitchell.  Mr. Hendricks has served on the boards of eight other organizations, including Tunex International, Habitat for Humanity, Daily Foods, and Skin Care International.  He earned a Bachelor’s Degree in Accounting from Utah State University and a Master of Business Administration Degree from the University of Utah.  In light of Mr. Hendricks’ background in finance and accounting and his deep understanding of our business after his service on our Board, the Board has concluded Mr. Hendricks should continue to serve as a director.

Scott M. Huntsman has served as a director of our company since June 2003.  Mr. Huntsman has served as President of GlobalSim, a technology and simulation company, since February 2003, and as Chief Financial Officer from April 2002 to February 2003.  Prior to joining GlobalSim, he spent 11 years on Wall Street as an investment banker, where he focused on mergers, acquisitions, and corporate finance transactions.  Mr. Huntsman served at Donaldson, Lufkin and Jenrette Securities Corporation from August 1996 to 2000, when they merged with Credit Suisse First Boston where he served until October 2001.  Mr. Huntsman earned a Bachelor’s Degree from Columbia University and a Master of Business Administration Degree from The Wharton School at the University of Pennsylvania.  He also studied at the London School of Economics as a Kohn Fellowship recipient. In light of Mr. Huntsman’s background in finance and particularly in the areas of mergers and acquisitions and corporate finance, and in view of his experience as a leader of a technology company, the Board has concluded Mr. Huntsman should continue to serve as a director.

E. Bryan Bagley has served as a director of our company since November 2009.  Mr. Bagley was a director of Nevada Chemicals from June 2000 until the company was sold in September 2008 and served as Chairman of the Board of Nevada Chemicals from December 2001 until September 2008.  Since November 2002, Mr. Bagley has been a private investor managing accounts on his own behalf.  From December 1991 to November 2002, Mr. Bagley served as a market maker for Wilson-Davis & Company.  Prior to that position, he served as a trader for Covey & Co. and Bagley Securities.  Mr. Bagley graduated from the University of Utah in 1987 with a Bachelor of Science degree in Economics.  Mr. Bryan Bagley is the son of Edward D. Bagley, our former Chairman of the Board. Mr. Edward D. Bagley beneficially owns 23.3% of our issued and outstanding common stock.  In light of Mr. Bagley’s prior experience as the chairman of a public company and the benefit that may accrue to our company from his leadership experience, the Board has concluded that Mr. Bagley should continue to serve as a director.

Security holders who would like to send communications to any director or the entire Board may do so by submitting such communications to ClearOne Communications, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116, Attention: Investor Relations or investor_relations@clearone.com.  The communications will then be forwarded to the appropriate director or the entire Board.  The Board suggests, but does not require, that such submissions include the name and contact information of the security holder making the submission and a description of the matter that is the subject of the communication.

CORPORATE GOVERNANCE

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs.  Baldwin, Hendricks, and Huntsman are independent directors, as “independence” is defined by the listing standards of NASDAQ, because they have no relationship with us that would interfere with their exercise of independent judgment.

Our Board of Directors has an Audit and Compliance Committee, a Compensation Committee, and a Nominating Committee, each consisting entirely of independent directors.

Our Board of Directors has adopted charters for the Audit and Compliance, Compensation and Nominating Committees describing the authority and responsibilities delegated to each committee by the Board.  We post on our website at www.clearone.com the charters of our Audit and Compliance, Compensation and Nominating Committees, our Code of Ethics, and any amendments or waivers thereto and any other corporate governance materials contemplated by SEC or NASDAQ regulations.  These documents are also available in print to any stockholder requesting a copy in writing from our Corporate Secretary at our corporate offices set forth in this proxy statement.

Board Leadership Structure

The Board has no formal policy on whether the role of the Chairman of the Board and Chief Executive Officer should be held by separate persons.  We believe it is important to maintain flexibility to have either combined offices or a separate Chairman and Chief Executive Officer structure as circumstances dictate and to make that determination based on the strategic and operational position and direction of the company and the character of the membership of the Board.

The Board believes our current management structure, with Zeynep Hakimoglu serving as Chairman and Chief Executive Officer, is the optimal structure for us at this time.  Ms. Hakimoglu possesses detailed and in-depth knowledge of the operational issues, opportunities and challenges facing the Company and its business, and also has a keen understanding of and ability to grasp our strategic position and opportunities.  Given Ms. Hakimoglu’s particular skills and knowledge, as well as our size and stage of development, we believe Ms. Hakimoglu is best positioned to identify strategic priorities, develop agendas that the Board’s time and attention should be focused on as the most critical matters, and to lead the discussion and execution of strategy.

The Chief Executive Officer and the independent directors have different perspectives and roles in strategy development.  The Chief Executive Officer brings Company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the Company and its industry.  The Board believes its independent directors provide effective oversight of management, and that the combined role of Chief Executive Officer and Chairman promotes the development and execution of strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance.  Given the Board’s confidence in the effectiveness of the current balance of positions and personalities, we have not appointed a lead independent director.  The Board believes the combined role of Chief Executive Officer and Chairman, together with a Board whose majority of directors are independent, provides the appropriate balance between independent oversight of management and the development of strategy.

Board Role in Risk Oversight

The Board of Directors is responsible for overseeing the management of the business and affairs of the Company, but delegates day-to-day management of the Company to the Chief Executive Officer and our executive management team.  The Board of Directors is generally responsible for risk oversight, and the Audit and Compliance Committee assists the Board in fulfilling its responsibilities for general oversight of risk assessment and risk management.  In addition, the other Board committees are also tasked with specific risk oversight functions pursuant to the terms of the committee charters or applicable NASDAQ rules.  The Board as a whole and the various standing committees, in performing their respective risk oversight functions, have access to our company’s management team and external advisors, as necessary, and receive periodic presentations and reports from management, and incidental reports as matters arise, with respect to strategic, operational, financial, legal or other risks and the plans management has to control such risks.

Committees of the Board of Directors

Audit and Compliance Committee.  The Audit and Compliance Committee meets to review and discuss our accounting practices and procedures with management and independent public accountants and to review our quarterly and annual financial statements.  The Audit and Compliance Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices.  The Audit and Compliance Committee’s primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of our independent registered public accounting firm; approving the scope of our independent registered public accounting firm’s audit activities; approving the fees of our independent registered public accounting firm; approving any non-audit related services; reviewing the audit results; reviewing the objectivity and effectiveness of our internal audit function; and reviewing our financial reporting activities and the application of accounting standards and principles.

The members of the Audit and Compliance Committee are Scott M. Huntsman (Chairman), Brad R. Baldwin, and Larry R. Hendricks.  Each member of the audit committee, in addition to being independent under the standards of NASDAQ, is independent under the standards of the Securities and Exchange Commission’s rules and regulations pertaining to listed company audit committees.  The Board of Directors has determined that Scott M. Huntsman is an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

Compensation Committee.  The Compensation Committee is responsible for overseeing, reviewing, and approving our executive compensation and benefit programs and administers the Company’s equity incentive plans for employees.  Under its charter, the Compensation Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers of the Company, particularly the President and CEO with respect to compensation determinations for persons who are not executive officers of the Company.  The members of the Compensation Committee are Brad R. Baldwin (Chairman), Larry R. Hendricks and Scott M. Huntsman.

Our compensation objectives for executive officers are as follows:

•

to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;

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to use incentive compensation to reinforce strategic performance objectives;

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to align the interest of our executives with the interests of our shareholders such that risks and rewards of strategic decisions are shared; and

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to reflect the value of each officer’s position in the marketplace and within our company.

Policies and Practices Related to ClearOne’s Compensation Program.  We strive to create an overall compensation package for each executive officer that satisfies the aforementioned objectives, recognizing that certain elements of compensation are better suited to reflect different compensation objectives.  For example, as base salaries are the only element of compensation that are fixed in amount in advance of the year in which the compensation will be earned, the Compensation Committee believes that it is most appropriate to determine base salaries with a focus on the market practices for similarly situated officers at comparable companies as adjusted to reflect the individual officer’s performance during the preceding year.  In contrast, cash bonuses and long-term incentives are better able to reflect our company’s performance as measured by financial metrics and are well-suited to motivate officers to achieve specific performance goals that the Compensation Committee has determined are in the best interests of our company.  Equity grants are also well-suited to drive long-term performance and align management’s interests with those of shareholders.  The Compensation Committee believes that as an officer’s responsibility increases, so does his or her ability to influence the performance of our company and accordingly, the proportion of his or her compensation that consists of his or her salary and cash bonus should decrease while the proportion of equity incentives to total compensation should increase.

Comparable Companies.  In making compensation decisions, including assessing the competitiveness of the total compensation structure for each named executive officer, the Compensation Committee considers compensation survey data from companies that the Compensation Committee has selected as comparable companies, namely comparable in terms of size and location.  The Compensation Committee periodically reviews the companies that are included as comparable companies and makes revisions to the group as appropriate.  During February 2010, the company obtained comparable compensation data from Equilar.  The Compensation Committee reviewed the compensation data to ensure the company’s compensation of executives is reasonable.

Equity Grant Practices.  The Compensation Committee recognizes the importance of equity ownership in the alignment of shareholder and management interests.  The exercise price of each stock option awarded to our executive officers under our incentive compensation programs is equal to the closing price of our common stock on the date of grant, which is the date when the Compensation Committee acts to approve equity awards for senior executives.  Performance-based equity awards are also granted to our named executive officers at this time.

The Compensation Committee establishes the criteria, and directs the implementation, of all compensation program elements for the executive officers.  Generally, the base salary for each named executive officer is set at the beginning of each fiscal year by our Board of Directors after review of the recommendation of the Compensation Committee.  The Compensation Committee considers the Chief Executive Officer’s appraisal of other executive officers’ general performance and looks especially to performance against predetermined goals before making its recommendation to the Board of Directors.  In the past, the Compensation Committee has authorized the Chief Executive Officer to recruit executive officers and offer initial base salaries.  The Chief Executive Officer recommends for the Compensation Committee’s approval the stock option grants and compensation related to achievement of non-quantitative goals under non-equity based incentive plans for other executive officers.  The Compensation Committee did not employ any compensation consultants during the year ended December 31, 2011.

Nominating Committee.  The Nominating Committee is responsible for overseeing the nomination of our directors.  The Nominating Committee selects, evaluates, and recommends to the full Board of Directors qualified candidates for election to the Board of Directors.  The members of the Nominating Committee are Larry R. Hendricks (Chairman), Brad R. Baldwin, and Scott M. Huntsman.

The Board of Directors will consider recommendations by shareholders for director nominees if the names of those nominees and relevant biographical information are submitted in writing to our company’s Secretary in the manner described for shareholder nominations below under the heading “Shareholder Proposals.”  The Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.  Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business.  All director nominations, whether submitted by a shareholder, the Nominating Committee, or the Board of Directors, will be evaluated in the same manner.  The current nominees for director were recommended by the Nominating Committee and nominated by the Board of Directors, including the independent members thereof.

Board and Committee Meetings

Our Board of Directors held a total of 10 meetings in 2011.  No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director was a member.  Although we currently have no formal policy with respect to the attendance of members of the Board of Directors at the Annual Meetings of Shareholders, we encourage each of our directors to attend each annual meeting of shareholders.  To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of shareholders.  All members of our Board of Directors attended the 2011 Annual Meeting of Shareholders.

In 2011, the Audit and Compliance Committee held 6 meetings, the Compensation Committee held 5 meetings, and the Nominating Committee held 2 meetings.

Code of Ethics

The Board of Directors adopted a code of ethics that applies to our Board of Directors, executive officers, and employees.  The Company’s Code of Ethics is posted on our website at www.clearone.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership on Form 3 and reports of changes of ownership of our equity securities on Forms 4 and 5.  Officers, directors, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) reports they file.  Based solely on a review of the reports and amendments to reports furnished to us for the year ended December 31, 2011, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock, complied with all Section 16(a) filing requirements during such period , except that Edward Dallin Bagley, a beneficial owner of more than 10% of our common stock filed two Forms 4 late for one transaction each.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers.

Name	Age	Position
Zee Hakimoglu	59	President, Chief Executive Officer, and Chairman of the Board of Directors
Narsi Narayanan	42	Vice President of Finance and Corporate Secretary
Michael E. Braithwaite	44	Chief Strategy Officer

For the biography of Ms. Hakimoglu, see “Nominees for Director.”

Narsi Narayanan has served as our Vice President of Finance since July 2009 and has over 18 years of professional experience in the areas of accounting, finance and taxes.  Prior to joining our company, he managed the SEC reporting, US GAAP accounting research, SOX compliance and other financial reporting functions from August 2007 through February 2009 at Solo Cup Company, a publicly reporting international consumer products company.  Prior to that, Mr. Narayanan managed the accounting and finance functions, including SEC Reporting, SOX compliance and US GAAP accounting research, from June 2004 through August 2007 at eCollege.com, a leading technology company serving private educational institutions which was also a publicly reporting company before being acquired by Pearson Education group.  In addition to being a Chartered Accountant, Mr. Narayanan has extensive experience working in public accounting and in various senior finance positions in India with large public companies.  He is a Certified Public Accountant with graduate degrees in accounting (M. Acc.) and business (MBA-Finance).

Michael Braithwaite joined us in November 2009 through the acquisition of NetStreams, Inc. where he was the co-founder and CTO since 2004. Mr. Braithwaite has led a distinguished twenty-plus-year career as a visionary, disruptive innovator, and proven leader in the professional audio and consumer electronics industries. He has authored more than twenty U.S. and International patents.  Before NetStreams, Inc., Mr. Braithwaite was a product and market manager for Crestron Electronics where he worked on highly successful audio and video distribution products.  He currently serves on the Consumer Electronics Association’s R10 working group technical committees and the AVnu (AVB) marketing and technical committees and is a very active member in technology standard efforts for the CEA and other standard-setting bodies.

EXECUTIVE COMPENSATION

Summary Compensation

The following tables set forth for the periods indicated, the compensation paid or earned by each named executive officer for the years ended December 31, 2011 and 2010.

Name and Principal Position	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Zee Hakimoglu - Chairman of the Board, Chief Executive Officer and President
Year ended December 31, 2011	$ 230,000	$ 29,436	$ 93,953	$ -	$353,389
Year ended December 31, 2010	225,000	12,400	73,523	-	310,923
Tracy A. Bathurst (4) - Chief Strategy Officer
Year ended December 31, 2011	35,769	-	22,900	300	58,969
Year ended December 31, 2010	150,000	12,400	47,862	2,425	212,687
Narsi Narayanan – Vice President of Finance and Corporate Secretary
Year ended December 31, 2011	135,000	29,436	52,090	-	216,526
Year ended December 31, 2010	122,500	12,400	43,728	-	178,628
Michael Braithwaite – Chief Strategy Officer
Year ended December 31, 2011	155,000	29,436	59,539	2,200	246,175
Year ended December 31, 2010	152,500	12,400	49,548	9,275	223,723

 (1)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards of stock options granted pursuant to our long-term incentive plans during the periods reported above, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation.  The assumptions made in the valuation of our option awards are disclosed in Note 9 - Share Based Payments  in our Notes to Consolidated Financial Statements contained in our annual report on Form 10-K for the year ended December 31, 2011.

(2)

Non-Equity Incentive Plan Compensation is based upon the achievement of pre-determined quarterly goals, namely, quantitative financial goals comprising of revenue, gross margin and operating income, and non-quantitative performance goals.  While quantitative financial goals are similar for all the executive officers, non-quantitative goals vary for each officer.  Examples of non-quantitative goals include introduction of a new product, identification of a new distribution opportunity, implementing internal controls, and improving product quality.  The Chief Executive Officer recommends to the Compensation Committee the compensation for achievement or partial achievement of any such predetermined goal.  Compensation under the non-equity incentive plan is calculated by assigning 70% weight to quantitative financial goals (with revenue, gross margin and operating income having equal share) and 30% to non-quantitative goals.

Of the amounts included above, Ms. Hakimoglu’s compensation for the year ended December 31, 2011 included $64,628 for achieving financial goals and $29,325 for achieving non-quantitative goals, and for the year ended December 31, 2010 included $56,273 for achieving financial goals and $17,250 for achieving non-quantitative goals. Mr. Bathurst’s compensation for the year ended December 31, 2011 included $18,831 for achieving financial goals and $4,069 for achieving non-quantitative goals, and for the year ended December 31, 2010 included $37,923 for achieving financial goals and $9,939 for achieving non-quantitative goals.  Mr. Narayanan’s compensation for the year ended December 31, 2011 included $37,934 for achieving financial goals and $14,156 for achieving non-quantitative goals, and for the year ended December 31, 2010 included $33,030 for achieving financial goals and $10,698 for achieving non-quantitative goals. Mr. Braithwaite’s compensation for the year ended December 31, 2011 included $43,554 for achieving financial goals and $15,985 for achieving non-quantitative goals, and for the year ended December 31, 2010 included $37,923 for achieving financial goals and $11,625 for achieving non-quantitative goals.

(3)

The amounts in the “All Other Compensation” column reflect the value of honorarium paid under a program to encourage the process of patenting process.

(4)

Mr. Bathurst left the company on May 13, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2011.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Grant Date	Option Expiration Date
Zee Hakimoglu	50,000	-	$ 6.40	03-24-04	03-24-14
	100,000	-	5.55	07-26-04	07-26-14
	150,000	-	3.65	09-18-06	09-18-16
	150,000	-	6.15	08-14-07	08-14-17
	50,000	-	4.03	11-14-08	11-14-18
	5,277	4,723	3.00	05-26-10	05-26-20
	-	10,000	5.48	08-05-11	08-05-21
Narsi Narayanan	23,333	6,667	2.78	08-27-09	08-27-19
	5,277	4,723	3.00	05-26-10	05-26-20
	-	10,000	5.48	08-05-11	08-05-21
Michael Braithwaite	10,833	19,167	2.65	11-30-09	11-30-19
	5,277	4,723	3.00	05-26-10	05-26-20
	-	10,000	5.48	08-05-11	08-05-21

(1)

Unvested options vest monthly over a three year period beginning on the date of grant.

Option Exercises

The following table provides information on the exercise of stock options by named executive officers during the year ended December 31, 2011.

Name	Number of shares acquired on exercise	Value realized on exercise (1)
Tracy A. Bathurst	95,138	$ 185,449

(1)

Value realized on exercise is the excess of market price of underlying shares on the date of exercise over exercise price for the options.

The following table sets forth information as of December 31, 2011 with respect to compensation plans under which equity securities of ClearOne are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	1,160,933	$ 4.50	500,629
Equity compensation plans not approved by shareholders	-	-	-
Total	1,160,933	$ 4.50	500,629

Potential Payments Upon Termination or Change in Control

Employment Agreements.  As of the year ended December 31, 2011, none of our named executive officers was party to an employment or severance agreement with us, and each named executive officer’s employment was on an “at-will” basis, permitting either us or the executive to terminate his or her employment for any reason or for no reason.

Accelerated Stock Option Vesting Upon a Change in Control.  For certain option grants to executive officers and directors, in the event of a change in control, all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or closing of the transaction causing the change in control.

Under the option grants, a “Change in Control”  means a change in ownership or control of the Company effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company ), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company ’s outstanding securities pursuant to a tender or exchange offer made directly to the Company ’s shareholders, which the Board does not recommend such shareholders to accept, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.

At our current stock price of about $4.00, all the named executive officers would each benefit from any potential accelerated vesting of unvested stock options.

DIRECTOR COMPENSATION

Director Compensation

The following table summarizes the compensation paid by us to non-employee directors for the year ended December 31, 2011.  Ms. Hakimoglu did not receive additional compensation for her service as a director.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2) (3)	Total
Brad R. Baldwin	$ 24,000	$ 14,718	$ 38,718
Larry R. Hendricks	24,000	14,718	38,718
Scott M. Huntsman	24,000	14,718	38,718
E. Bryan Bagley	24,000	14,718	38,718

(1)

The base annual director’s fee for the year ended December 31, 2011 was $24,000.

(2)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards of stock options granted pursuant to our long-term incentive plans during the periods reported above, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation.  The assumptions made in the valuation of our option awards are disclosed in Note 9 - Share Based Payments in our Notes to Consolidated Financial Statements contained in our annual report on Form 10-K for the year ended December 31, 2011.

 (3)

As of the end of December 31, 2011, each non-employee director had outstanding options to purchase the following number of company shares of common stock: Mr. Baldwin, 140,000; Mr. Hendricks, 80,000; Mr. Huntsman, 90,000; and Mr. Bagley, 30,000.

All non-employee directors are paid a fixed fee at the rate of $2,000 per month and receive the same option grants.  In August 2011, each non-employee director received a grant of options to purchase 5,000 shares of our common stock at an exercise price of $5.48.  The fee is not dependent on the number of meetings attended by any directors.  Directors are not paid additional compensation for chairing a committee.  All directors are reimbursed by us for their out-of-pocket travel and related expenses incurred in attending all Board of Directors and committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We recognize that transactions between us and any of our directors or executives can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our company and shareholders.  Therefore, as a general matter and in accordance with our Code of Ethics, it is our preference to avoid such transactions.  Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of our company.  Under the terms of its charter, our Audit and Compliance Committee reviews and, if appropriate, approves or ratifies any such transactions.  Pursuant to the charter, the committee will review any transaction in which we are or will be a participant and the amount involved exceeds $120,000, and in which any of our directors or executives had, has or will have a direct or indirect material interest.  After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of our company and our shareholders, as the committee determines in good faith.

Related Party Transactions: Indemnification of Officers and Directors

On July 25, 2007 and January 31, 2008, the U.S. Attorney for the District of Utah indicted two of our former officers, Frances Flood (“Flood”) and Susie Strohm (“Strohm”), for allegedly causing us to issue materially misstated financial statements for our 2001 and 2002 fiscal years and for perjury in connection with the investigation by the SEC into the alleged misstatements.

In December 2003, we entered into indemnification agreements with each former officer, requiring payment of all reasonable attorneys’ fees and costs incurred in defending against the charges in certain circumstances consistent with and subject to limitations imposed by our bylaws and applicable law.  To date, we have paid approximately $2.9 million in attorneys’ fees and costs to defend against the charges.

On February 27, 2009, Flood was convicted on nine counts, including conspiracy to willfully falsify our books and records, willfully making false statements in quarterly and annual reports, willfully making and causing to be made misleading and false statements to our accountants in connection with the accountants’ audits, federal securities fraud, and perjury in connection with testimony given under oath in an official proceeding brought by the SEC in 2003.  Strohm was convicted on one count of perjury in connection with testimony given under oath in an official proceeding brought by the SEC in 2003.On June 2, 2010, Flood was sentenced to 4 years in prison plus 3 years of probation and Strohm was sentenced to 2 years’ probation plus 150 hours of community service.  Flood began serving her prison sentence on November 3, 2010.

On April 4, 2011, the Tenth Circuit Court of Appeals in Denver affirmed Flood’s conviction, but has allowed her to assert in a collateral proceeding her claim that she received ineffective assistance of counsel because her trial counsel allegedly labored under actual conflicts of interest.  On June 5, 2012, Judge Benson denied Flood’s motion to vacate and set aside her conviction based on this theory. On November 8, 2011, the Tenth Circuit affirmed Strohm’s perjury conviction as well.

Flood:  On August 21, 2008, Flood filed a lawsuit in Federal District Court for the District of Utah, seeking to compel us to pay her attorneys’ fees and costs to defend against the criminal charges.  On January 12, 2009, the District Court issued a preliminary injunction requiring us to pay Flood’s criminal legal fees and costs through trial.  Pursuant to the Court’s order, we paid approximately $373,000 to Flood’s attorneys and approximately $248,000 into the Court’s escrow.

On August 30, 2010, the Tenth Circuit Court of Appeals issued a ruling vacating the District Court’s preliminary injunction on the grounds that it rested on a legally erroneous interpretation of Flood’s Employment Separation Agreement.  On November 29, 2010, ClearOne filed a motion in the United States District Court for the District of Utah seeking a return of the monies paid by ClearOne pursuant to the Court’s order.

On January 23, 2012, the District Court granted ClearOne’s motion for return of the $248 held in the Court’s escrow, but denied ClearOne’s motion with respect to the $373,000 paid to Flood’s attorneys.  On February 21, 2012, ClearOne filed a writ of mandamus with the Tenth Circuit seeking an order requiring Flood’s attorneys to return the $373,000 paid pursuant to the Court’s order.  On April 30, 2012, the Tenth Circuit denied ClearOne’s writ of mandamus on the grounds that ClearOne’s request for restitution should be reviewed on appeal after entry of a final order by the District Court.

Also pending in the District Court is ClearOne’s counterclaim for approximately $2.9 million seeking to enforce Flood’s August 2003 promise to repay all advanced expenses if it was ultimately adjudged that she did not meet the requisite standard of conduct.

Strohm:  On August 21, 2008, Strohm and her counsel (“Dorsey”) filed a lawsuit in the Third Judicial District Court in Salt Lake City, Utah seeking to compel us to pay Strohm’s attorneys’ fees and costs to defend against the criminal charges, plus interest, and for attorneys’ fees in connection with the civil action.

October 26, 2009, the Court granted Strohm’s motion for mandatory indemnification, ruling that we were required to indemnify Strohm for her reasonable attorneys’ fees and expenses to the extent that she was successful on the merits at trial.  On March 2, 2010, the Court ruled that the Dorsey engagement letter provided an alternative basis requiring the Company to pay Strohm’s reasonable attorneys’ fees and costs incurred in connection with the federal criminal proceedings.  The Court also ruled that ClearOne is required to pay Dorsey’s reasonable attorneys’ fees and costs incurred in bringing the civil lawsuit against the Company, subject to certain deductions.

On January 24, 2011, the Court ruled that ClearOne was required to pay Dorsey at Court-determined rates for all criminal defense services rendered and costs incurred through the federal jury verdict in the criminal case on February 27, 2009, but that ClearOne was not required to pay for any post-verdict criminal defense services.

On June 8, 2011, the District Court entered Judgment against ClearOne for $973,000 in fees and expenses in the criminal case, plus $362,000 in interest at 18% through February 1, 2011, which amounts were paid by ClearOne under protest to Dorsey on February 1, 2011.  The Judgment also included $865,000 in civil case fees and expenses plus interest.  ClearOne has posted a cash bond to cover the civil case fees and interest pending ClearOne’s appeal.On August 4, 2011, the Utah Supreme Court decided that it would hear ClearOne’s appeal.  Dorsey has appealed as well.  The Utah Supreme Court heard oral arguments on September 6, 2012.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Board of Directors is comprised of three directors, all of whom are independent as defined in NASDAQ and SEC rules and regulations.  The members of the Audit and Compliance Committee are Scott M. Huntsman, Brad R. Baldwin, and Larry R. Hendricks.  Scott M. Huntsman is the Board of Directors’ designated “audit committee financial expert” as that term is defined in the securities laws.

We are responsible for our internal controls and the financial reporting process.  Our independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with generally accepted auditing standards in the United States of America and for expressing an opinion on those financial statements based on its audit.  The Audit and Compliance Committee reviews these processes on behalf of the Board of Directors.  The Audit Committee has reviewed and discussed with management and our independent registered public accounting firm the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2011.

Additionally, the Audit and Compliance Committee has discussed with the principal accountants the auditors’ independence from management and our company, including the matters in the written disclosure and the letter received from the principal accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding independence discussions with Audit Committees and considered the compatibility of non-audit services with the accountants’ independence.  The Audit and Compliance Committee also discussed with the principal accountants any matters required to be discussed by PCAOB AU Section No. 380, as currently in effect.

In reliance on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit and Compliance Committee.

Scott M. Huntsman (Chair)

Brad R. Baldwin

Larry R. Hendricks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our common stock as of October 2, 2012 by (i) each director, (ii) the named executive officers, (iii) all of our named executive officers and directors as a group, and (iv) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock.

Name of Beneficial Owner (1)	Shares Beneficially Owned
	Number (2)	Percent (2)
Directors and Executive Officers:
Zeynep “Zee” Hakimoglu (3)	589,875	5.9%
E. Bryan Bagley (4)	351,296	3.5%
Brad R. Baldwin (5)	185,082	1.8%
Larry R. Hendricks (6)	86,916	0.9%
Scott M. Huntsman (7)	94,916	0.9%
Narsi Narayanan (8)	42,499	0.4%
Michael J. Braithwaite (9)	43,099	0.4%
All directors and executive officers as a group (7 persons)	1,393,683	13.9%
5% Shareholders:
Edward Dallin Bagley (10)	2,611,625	26.0%
Royce & Associates Inc. (11)	697,684	7.0%

(1)

Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property law.  Except as otherwise indicated, each person may be reached at our corporate offices c/o ClearOne Communications, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

(2)

The percentages shown are calculated based on 9,175,774 shares of common stock outstanding on October 2, 2012.  The numbers and percentages shown include the shares of common stock actually owned as of October 2, 2012 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date.  In calculating the percentage of ownership, all shares of common stock that each identified person or group had the right to acquire within 60 days of October 2, 2012 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by the persons or groups listed above.

(3)

Includes 512,499 shares of common stock issuable upon exercise of stock options.

(4)

Includes 1,000 shares held by E. Bryan Bagley’s spouse with respect to which he disclaims beneficial ownership and 6,945 shares of common stock issuable upon exercise of stock options.

(5)

Includes 88,666 shares held in the Baldwin Family Trust; 11,000 shares owned directly, which are held in an IRA under the name of Mr. Baldwin, and 85,416 shares of common stock issuable upon exercise of stock options.

(6)

Includes 75,416 shares of common stock issuable upon exercise of stock options.

(7)

Includes 70,416 shares of common stock issuable upon exercise of stock options.

(8)

Represents shares of common stock issuable upon exercise of stock options.

(9)

Includes 42,499 shares of common stock issuable upon exercise of stock options.

(10)

E. Bryan Bagley is the son of Edward D. Bagley, and each of them disclaims beneficial ownership of common stock beneficially owned by the other.  Amounts for Mr. Edward D. Bagley include 126,166 shares held by Edward D. Bagley’s spouse with respect to which he disclaims beneficial ownership and 1,945 shares of common stock issuable upon exercise of stock options.  Mr. Edward D. Bagley has sole voting and dispositive power over 2,485,459 shares (including the shares that may be acquired pursuant to the exercise of stock options) and shared voting and dispositive power over the 126,166 shares held by Mr. Edward D. Bagley’s spouse.

(11)

Represents 697,684 shares of our common stock beneficially owned by Royce & Associates, Inc. in its capacity as investment advisor on behalf of its clients.  Royce & Associates, Inc. has sole voting and dispositive power over all of such shares.  The address of Royce & Associates, Inc. is 1414 Avenue of the Americas, New York, NY 10019.  This information is based upon a Schedule 13G/A, as filed and amended with the SEC as of January 10, 2012.

PROPOSAL TWORATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

We previously retained Jones Simkins, P.C.  (“Jones Simkins”) as our auditor and independent registered public accountants for the years ended December 31, 2011 and 2010.

On July 23, 2012, ClearOne Communications, Inc. (the “Company”) replaced its independent registered public accounting firm, Jones Simkins, with McGladrey LLP. The decision to replace Jones Simkins was approved by the Audit Committee of the Board of Directors of the Company.

 Jones Simkins’ reports on the Company’s consolidated financial statements for each of the years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2011 and December 31, 2010 and through July 23, 2012, there were no disagreements between the Company and Jones Simkins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Jones Simkins’ satisfaction, would have caused Jones Simkins to make a reference to the subject matter of the disagreement in connection with its report for such years and subsequent interim periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim periods through July 23, 2012.

During the years ended December 31, 2011 and December 31, 2010 and through July 23, 2012, neither the Company nor anyone acting on its behalf consulted McGladrey LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K.

The Board of Directors of the Company has approved the appointment of McGladrey LLP as our auditor and independent certified public accountants for the year ending December 31, 2012.  The ratification of the selection of McGladrey LLP as our auditors for the current year ending on December 31, 2012 is being submitted to the shareholders for their consideration.

It is anticipated that a representative of McGladrey LLP will attend the meeting and will be available to respond to questions.  It is not anticipated that the representative will make any statement or presentation, although the representative will have an opportunity to do so if he or she desires.

The Board of Directors unanimously recommends a vote “for” the ratification of the appointment of McGladrey LLP as our independent public accountants.

Principle Accountant Fees and Services

The following table presents aggregate fees billed by the principal accountants to our company:

	Year ended December 31,
	2011	2010
Audit Fees (1)	$ 191,632	$ 174,179
Audit-related Fees	-	-
Tax fees (2)	41,629	99,388
All other fees (3)	-	-
Total	$ 233,261	$ 273,567

 (1)

Represents fees billed for professional services rendered for the audit and reviews of our financial statements filed with the SEC on Forms 10-K and 10-Q.

(2)

Represents fees billed for tax filing, preparation, and tax advisory services.

(3)

Represents fees billed for all other non-audit services, such as consulting on potential acquisitions or dispositions.

Pre-Approval Policies and Procedures

         The Audit and Compliance Committee ensures that we engage our independent registered public accounting firm to provide only audit and non-audit services that are compatible with maintaining the independence of our public accountants.  The Audit and Compliance Committee approves or pre-approves all services provided by our public accountants.  Permitted services include audit and audit-related services, tax and other non-audit related services.  Certain services are identified as restricted.  Restricted services are those services that may not be provided by our external public accountants, whether identified in statute or determined to be incompatible with the role of an independent auditor.  All fees identified in the preceding table were approved by the Audit and Compliance Committee.  During 2011, the Audit and Compliance Committee reviewed all non-audit services provided by our independent registered public accounting firm, and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.

PROPOSAL THREEAMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY

 The Board of Directors of the Company has approved and recommended an Amendment to Article I of the Articles of Incorporation to change the name of the Company from “ClearOne Communications, Inc.”, to “ClearOne Inc.” The name change is proposed to reflect the expansion of ClearOne’s business and its focus on multiple product lines.

The form of the proposed amendment to our Articles of Incorporation to effect the name change is attached to this Proxy Statement as Exhibit A.

The name change will become effective upon the filing of an Amendment to our Articles of Incorporation which we refer to as the effective time (Effective Time). At the Effective Time, all newly issued stock certificates representing shares of stock will be evidenced by the name ClearOne, Inc. Current holders of certificates representing shares of stock will not be required to exchange stock certificates for new stock certificates bearing the name ClearOne, Inc. All stock certificates issued prior to the Effective Date will continue to be recognized by the Company and the Company’s transfer agent.

The Board of Directors unanimously recommends a vote “for” the amendment of the Articles of Incorporation to change the name of the Company from “ClearOne Communications, Inc.” to “ClearOne, Inc.”

 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder that wishes to present any proposal for shareholder action at our Annual Meeting of Shareholders to be held during calendar year 2013 must notify us at our principal executive offices no later than June 17, 2013 in order for the proposal to be included in our proxy statement and form of proxy relating to that meeting.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2013, except in circumstances where (i) we receive notice of the proposed matter no later than September 2, 2013 and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other business to be submitted at the meeting.  If any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as our Board of Directors may recommend.

Dated:  October 3, 2012

EXHIBIT A

ARTICLES OF AMENDMENT TO

THE ARTICLES OF INCORPORATION

OF CLEARONE COMMUNICATIONS INC.

(hereafter ClearOne, Inc.)

Pursuant to Sections 16-10a-1003 and 16-10a-1006 of the Utah Revised Business Corporation Act, the undersigned, [insert name of authorized officer], being the [insert title of authorized officer] of ClearOne Communications Inc., a Utah corporation (the "Corporation"), hereby certifies the following:

1.

Article I of the Articles of Incorporation of the Corporation is deleted in its entirety and the following is substituted therefore:

ARTICLE I

NAME

The name of this corporation is ClearOne, Inc.

[End of Article I]

2.

This Amendment to the Articles of Incorporation (the "Amendment") was adopted (i) by the Board of Directors of the Corporation as of June 8, 2011, and (ii) with the recommendation of the Board of Directors, at a meeting of the shareholders of the Corporation held on November 5, 2012.

3.

As of the date of the record date for the shareholders meeting referenced in paragraph 2, the Corporation had 9,175,774 shares of outstanding Common Stock all of which were entitled to vote on the above noted Amendment and __________ of which were indisputably present at the shareholder's meeting at which the vote was taken. Common Stock is the only class of stock of the Corporation. The Amendment was approved, receiving ___________ votes, which constituted more votes of Common Stock of the Corporation cast in favor of the Amendment than votes of Common Stock of the Corporation cast against the Amendment and is sufficient approval by the holders of Common Stock of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to the Articles of Incorporation as of this __ day of _________, 2012.

CLEARONE COMMUNICATIONS
INC., a Utah corporation

By:
Name: Title:

CLEARONE COMMUNICATIONS, INC.ATTN: NARSI NARAYANAN5225 WILEY POST WAY, SUITE 500SALT LAKE CITY, UTAH 84116

VOTE BY INTERNET – www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M.  Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.  Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s) mark “For all except” and write the number(s) of the nominee(s) on the line below:
	☐	☐	☐

1.

Election of Directors

Nominees:

01) Brad R. Baldwin

02) Zeynep “Zee” Hakimoglu

03) Larry R. Hendricks

04) Scott M. Huntsman

05) E. Bryan Bagley

	For	Against	Abstain
2. Ratify the appointment of McGladrey LLP as the Company’s independent public accountants for 2012	☐	☐	☐

	For	Against	Abstain
3. Amend the Articles of Incorporation to change the name of the company from “ClearOne Communications, Inc.” to “ClearOne, Inc.”.	☐	☐	☐

Note: Such other business as may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL DIRECTORS SET FORTH HEREIN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

For address changes and/or comments, please check this box and write them on the back where indicated

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Please indicate if you plan to attend this meeting

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Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CLEARONE COMMUNICATIONS, INC.

Proxy for Annual Meeting of Shareholders

November 5, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ClearOne Communications, Inc., a Utah corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 3, 2012, and hereby appoints Zeynep Hakimoglu and Narsi Narayanan, proxies and attorneys-in-fact, with full power to each of substitution in behalf of and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on November 5, 2012, at 9:00 a.m., MST, at the Company’s corporate offices, 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any postponement or adjournment thereof (or, if only one shall be present and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.  In addition to the following proposals, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Address Changes / Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)